Commitments and Contingencies	6 Months Ended
Jun. 30, 2011
Notes to Financial Statements
Commitments and Contingencies

(7) Commitments and Contingencies

Acquisition of HighCom Security

The Company has recorded a contingent liability in association with the purchase of HighCom Security. The Company is liable for certain payments of additional cash and stock to the seller on a pro data basis bassed on sale projections. At the time of the purchase, management believed the Company could achieve 68% of the stated goals and recorded the estimated future liability at 68% of the total possible under the terms of the sale agreement. As of June 30, 2011, management has no information to change this estimate.

Office Lease

The Company entered into a lease agreement in January 1, 2009 for office space in Clearwater Florida. Rental payments under the lease are $300 per month on a month to month basis. A 2nd office space in Clearwater, FL at $285.00 per month is added in May 2011. From February through April 2011, the Company is also paying for office space in San Francisco, California at monthly rate of $15,000. The San Francisco office is closed at the end of April 2011. In February 2011, the Company entered into a six month lease agreement for approximately 11,200 square feet of office and warehouse space in Columbus, OH. In May 2011, the Company entered into a three month lease for approximately 300 square feet of office space in Aurora, CO. Rent expense for three and six months ended June 30, 2011 and 2010 is approximately $26,070 and $1,800 respectively.

Prior Litigation Matter

Verde Partners Family Limited Partnership

On April 2, 2009, the Company entered into a Settlement Agreement to settle our outstanding civil litigation. The Company will pay the sum of $125,000 over 18 months. The first monthly payment is paid within 30 days after the Defendants deliver to the Company’s counsel an original executed version of the Agreement and a promissory note in the amount of the remaining principal balance to bear interest in the amount of 6% per annum. Upon Verde’s receipt of the payment and promissory note, the parties shall jointly dismiss with prejudice all litigation between them, including the Pinellas County action and the Federal action. The company and Verde also entered into a license agreement whereby BlastGard obtains a fully paid up non-exclusive license for the 2 Verde patents for the remaining life of those patents in exchange for the Company paying Verde a 2% royalty for the life of the patents, on the sales price received by BlastGard for BlastGard’s portion of all blast mitigation products sold by the company (the royalty is not on any third-party’s portion of any product containing blast mitigation products sold by BlastGard). The parties also agreed not to file any complaints with any state, federal or international agency or disciplinary body regarding any of the other parties or any person affiliated with any of the other parties or otherwise make negative statements about them (in other words, a broad non-disparagement clause). The company and Verde also signed mutual general releases (excepting the obligations above) and a covenant not to sue. At June 30, 2011, the Company is in arrears on the final twelve monthly payments on the settlement.

Future Financing Contingencies

The Company is seeking financing. Our Agreements with the current Note holder states that in the event of default, change in control, change in a majority of directors and in the most recent Note investment of $300,000 a change in CEO would trigger a mandatory redemption of the Notes at 120% of the balance of the Notes and a buy out of their Warrants based upon a valuation of the Warrants as provided in the Agreement, which could be substantial.